UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2008

Kronos Advanced Technologies, Inc.
 (Exact name of registrant as specified in its charter)

Nevada	000-30191	87-0440410
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

464 Common Street, Suite 301, Belmont, Massachusetts	02478
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 364-5089

Not applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) James P. McDermott and M. J. Segal resigned from the board of directors of Kronos Advanced Technologies, Inc. on December 22, 2008 and December 23, 2008, respectively.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 29, 2008	KRONOS ADVANCED TECHNOLOGIES, INC.

By: /s/ Richard F. Tusing
Name: Richard F. Tusing
Title: President, Chief Operating Officer, Treasurer and Secretary